UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2015 (April 27, 2015)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2015, ArcBest Corporation (“the Company”) issued a press release announcing that Traci Sowersby, 45, will join the Company as its Vice President, Controller and Chief Accounting Officer, effective April 27, 2015.  Ms. Sowersby will be the Company’s principal accounting officer reporting to the Company’s Chief Financial Officer, David Cobb.

Before joining ArcBest in 2015, Ms. Sowersby served seventeen years with the public accounting firm of Ernst & Young (“EY”) in various locations, most recently as Executive Director in EY’s Phoenix, Arizona office since July 2014.  Previously, Ms. Sowersby served in other progressive positions of responsibility after joining EY in 1998.  Ms. Sowersby also served in the United States Army Reserves prior to obtaining her Bachelor’s degree and joining EY.  Ms. Sowersby is a Certified Public Accountant and holds a Bachelor of Science degree in Accounting from Indiana University – Fort Wayne.

Ms. Sowersby has no family relationships with any director, executive officer, or person nominated by the Company to become a director or executive officer of the Company.  Ms. Sowersby is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Sowersby will receive salary, short and long-term incentives and future equity opportunities, and will participate in other benefit and compensation plans, at levels consistent with her position and scope of responsibility.  The foregoing description is qualified in its entirety by reference to the full text of the ABC 16b Annual Incentive Compensation Plan and form of award which is incorporated by reference as Exhibit 10.1 to the Current Report on Form 8-K and incorporated in this Item 5.02 by reference, the Form of Restricted Stock Unit Award Agreement (Employees) which is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference, and the ABC/DTC/ABF Long-Term (3-Year) Incentive Compensation Plan and form of award which is incorporated by reference as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1#

The ABC 16b Annual Incentive Compensation Plan and form of award (previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 9, 2014, Commission File No. 000-19969, and incorporated herein by reference).

10.2#

Form of Restricted Stock Unit Award Agreement (Employees) (previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 5, 2009, Commission File No. 000-19969, and incorporated herein by reference).

10.3#

The ABC/DTC/ABF Long-Term (3-Year) Incentive Compensation Plan and form of award (previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 9, 2014, Commission File No. 000-19969, and incorporated herein by reference).

99.1*	Press release of ArcBest Corporation dated April 24, 2015, regarding the April 27, 2015 appointment of Traci Sowersby as ArcBest Vice President, Controller and Chief Accounting Officer.

#                                         Designates a compensation plan or arrangement for directors or officers.

*                                         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION
(Registrant)

	By:	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
Dated: April 24, 2015		and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1#

The ABC 16b Annual Incentive Compensation Plan and form of award (previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 9, 2014, Commission File No. 000-19969, and incorporated herein by reference).

10.2#

Form of Restricted Stock Unit Award Agreement (Employees) (previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 5, 2009, Commission File No. 000-19969, and incorporated herein by reference).

10.3#

The ABC/DTC/ABF Long-Term (3-Year) Incentive Compensation Plan and form of award (previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 9, 2014, Commission File No. 000-19969, and incorporated herein by reference).

99.1*	Press release of ArcBest Corporation dated April 24, 2015, regarding the April 27, 2015 appointment of Traci Sowersby as ArcBest Vice President, Controller and Chief Accounting Officer.

#                                         Designates a compensation plan or arrangement for directors or officers.

*                                         Filed herewith.